Exhibit 32.2

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of Alco Stores, Inc. (the “Company”) for the period ended May 4, 2014 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

A signed original of this written statement required by Section 906 has been provided to ALCO Stores, Inc. and will be retained by ALCO Stores, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

Date:  June 18, 2014

By:	/s/ Brian Assmus
Brian Assmus
Vice President – Controller, Treasurer and current Principal Financial and Accounting Officer (Principal Financial and Accounting Officer)